                                                                 EXHIBIT 3(ii).1






                                    BYLAWS

                                      OF

                         LOGICVISION (DELAWARE), INC.

                            a Delaware corporation
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                               TABLE OF CONTENTS
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                                                                                                                Page(s)
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
ARTICLE I         Offices........................................................................................   1

Section 1.1       Principal Executive Office.....................................................................   1
Section 1.2       Other Offices..................................................................................   1

ARTICLE II        Meetings of Stockholders.......................................................................   1

Section 2.1       Place of Meetings..............................................................................   1
Section 2.2       Annual Meeting.................................................................................   1
Section 2.3       Notice of Annual Meeting.......................................................................   1
Section 2.4       Special Meetings...............................................................................   2
Section 2.5       Notice of Special Meetings.....................................................................   2
Section 2.6       Quorum.........................................................................................   3
Section 2.7       Adjourned Meeting and Notice...................................................................   3
Section 2.8       Record Date....................................................................................   3
Section 2.9       Voting.........................................................................................   4
Section 2.10      Proxies........................................................................................   5
Section 2.11      Validation of Defectively Called or Noticed Meetings...........................................   5
Section 2.12      Action Without Meeting.........................................................................   6
Section 2.13      Inspectors of Election.........................................................................   6

ARTICLE III       Board of Directors.............................................................................   7

Section 3.1       Powers, Approval of Loans to Officers..........................................................   7
Section 3.2       Number and Qualification of Directors..........................................................   8
Section 3.3       Election and Term of Office....................................................................   8
Section 3.4       Vacancies......................................................................................   8
Section 3.5       Time and Place of Meetings.....................................................................   9
Section 3.6       Notice of Special Meetings.....................................................................   9
Section 3.7       Action at a Meeting: Quorum and Required Vote..................................................  10
Section 3.8       Action Without a Meeting.......................................................................  10
Section 3.9       Adjourned Meeting and Notice...................................................................  10
Section 3.10      Fees and Compensation..........................................................................  10
Section 3.11      Appointment of Executive and Other Committees..................................................  10
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
ARTICLE IV        Officers.......................................................................................  11

Section 4.1       Officers.......................................................................................  11
Section 4.2       The Chairman of the Board......................................................................  12
Section 4.3       The President..................................................................................  12
Section 4.4       Vice-Presidents................................................................................  13
Section 4.5       The Secretary..................................................................................  13
Section 4.6       The Treasurer..................................................................................  13
Section 4.7       The Controller.................................................................................  14

ARTICLE V         Execution of Corporate Instruments, Ratification, and Voting of Stocks Owned by the
                   Corporation...................................................................................  14

Section 5.1       Execution of Corporate Instruments.............................................................  14
Section S.2       Ratification by Stockholders...................................................................  14
Section 5.3       Voting of Stocks Owned by the Corporation......................................................  15

ARTICLE VI        Shares of Stock................................................................................  15

ARTICLE VII       Inspection of Corporate Records................................................................  16

Section 7.1       General Records................................................................................  16
Section 7.2       Inspection of Bylaws...........................................................................  16

ARTICLE VIII      Indemnification of Officers, Directors, Employees and Agents...................................  17

Section 8.1       Right to Indemnification.......................................................................  17
Section 8.2       Authority to Advance Expenses..................................................................  17
Section 8.3       Right of Claimant to Bring Suit................................................................  17
Section 8.4       Provisions Nonexclusive........................................................................  18
Section 8.5       Authority to Insure............................................................................  18
Section 8.6       Survival of Rights.............................................................................  18
Section 8.7       Settlement of Claims...........................................................................  18
Section 8.8       Effect of Amendment............................................................................  18
Section 8.9       Subrogation....................................................................................  19
Section 8.10      No Duplication of Payments.....................................................................  19
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
ARTICLE IX        Amendments.....................................................................................  19

Section 9.1       Power of Stockholders..........................................................................  19
Section 9.2       Power of Directors.............................................................................  19

ARTICLE X         Definitions....................................................................................  19
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                                     -iii-
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                                    BYLAWS

                                      OF

                         LOGICVISION (DELAWARE), INC.

                            a Delaware corporation

================================================================================

                                   ARTICLE I

                                    Offices

Section 1.1  Principal Executive Office.

             The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware.

Section 1.2  Other Offices.

             Other business offices may at any time be established at any place or places specified by the Board of Directors.

                                  ARTICLE II
                           Meetings of Stockholders

Section 2.1  Place of Meetings.

             All meetings of stockholders shall be held at the principal executive office of the corporation, or at any other place, within or without the State of Delaware, specified by the Board of Directors.

Section 2.2  Annual Meeting.

             The annual meeting of the stockholders, after the year 1992, shall be held at the time and date in each year fixed by the Board of Directors. At the annual meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted that is within the power of the stockholders.

Section 2.3  Notice of Annual Meeting.

             Written notice of each annual meeting shall be given to each stockholder entitled to vote, either personally or by first-class mail, or by other means of written communication,

                                      -1-
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charges prepaid, addressed to such stockholder at the stockholder's address appearing on the books of the corporation or given by such stockholder to the corporation for the purpose of notice. If any notice or report addressed to the stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other stockholders. If a stockholder gives no address, notice shall be deemed to have been given to such stockholder if addressed to the stockholder at the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

             All such notices shall be given to each stockholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation shall be prima facie evidence of the
                                               -----
giving of the notice.

             Such notice shall specify:

               (a) the place, the date, and the hour of such meeting;

               (b) those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders (but, subject to the provisions of subsection (d) below, any proper matter may be presented at the meeting for such action);

               (c) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors for election;

               (d) the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with an interested director, (ii) amendment of the Certificate of Incorporation,
     (iii) voluntary dissolution of the corporation, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

               (e) such other matters, if any, as may be expressly required by statute.

Section 2.4  Special Meetings.

             Special meetings of the stockholders for any purpose or purposes whatsoever may be called at any time by the Chairman of the Board (if there be such an officer appointed), by the President, by the Board of Directors, or by one or more stockholders entitled to cast not less than ten percent (10%) of the votes at the meeting.

Section 2.5  Notice of Special Meetings.

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             Upon request in writing that a special meeting of stockholders be called for any proper purpose, directed to the Chairman of the Board (if there be such an officer appointed), President, Vice President or Secretary by any person (other than the Board of Directors) entitled to call a special meeting of stockholders, the officer forthwith shall cause notice to be given to the stockholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. Except in special cases where other express provision is made by statute, notice of any special meeting of stockholders shall be given in the same manner as for annual meetings of stockholders. In addition to the matters required by Section 2.3(a) and, if applicable, Section 2.3(c) of these Bylaws, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

Section 2.6  Quorum.

             The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law or the Certificate of Incorporation. Any meeting of stockholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the holders of a majority of the shares present in person or represented by proxy thereat and entitled to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the stockholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a, majority of the shares required to constitute a quorum.

Section 2.7  Adjourned Meeting and Notice.

             When any stockholders' meeting, either annual or special, is adjourned for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

Section 2.8  Record Date.

             (a) The Board of Directors may fix a time in the future as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting of stockholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or other distribution, or allotment of any rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to

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vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting. When a record date is so fixed, only stockholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Certificate of Incorporation or these Bylaws.

             (b)  If no record date is fixed:

                  (1) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day preceding the day on which the meeting is held.

                  (2) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

                  (3) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2.9  Voting.

             (a) Except as provided below with respect to cumulative voting and except as may be otherwise provided in the Certificate of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of stockholders. Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote.

             (b) Subject to the requirements of the next sentence, every stockholder entitled to vote at any election for directors shall have the right to cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are normally entitled, or to distribute votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder shall be entitled to cumulate votes unless such candidate's name or candidates' names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate such stockholder's votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected. Votes against a director and votes withheld shall have no legal effect.

Section 2.10  Proxies.

             (a) Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. "Proxy" means a written authorization signed by a stockholder or the stockholder's attorney-in-fact giving another person or persons power to vote with respect to the shares of such stockholder. "Signed" for the purpose of this Section means the placing of the stockholder's name on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. Any proxy duly executed is not revoked and continues in full force and effect until (i) a written instrument revoking it is filed with the Secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy executed by the person executing the prior proxy is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

             (b) As long as no outstanding class of securities of the corporation is registered under Section 12 of the Securities Exchange Act of 1934, or is not exempted from such registration by Section 12(g)(2) of such Act, any form of proxy or written consent distributed to ten (10) or more stockholders of the corporation when outstanding shares of the corporation are held of record by 100 or more persons shall afford an opportunity on the proxy or form of written consent to specify a choice between approval and disapproval of each matter or group of related matters intended to be acted upon at the meeting for which the proxy is solicited or by such written consent, other than elections to office, and shall provide, subject to reasonable specified conditions, that where the person solicited specifies a choice with respect to any such matter the shares will be voted in accordance therewith. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a stockholder "withhold" or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted for the election of a director.

Section 2.11  Validation of Defectively Called or Noticed Meetings.

             The transactions of any meeting of stockholders, however, called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the

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transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by these Bylaws or by the General Corporation Law to be included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Certificate of Incorporation or these Bylaws, or unless the meeting involves one or more matters specified in Section 2.3(d) of these Bylaws.

Section 2.12  Action Without Meeting.

          (a) Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice except as hereinafter set forth, a director may be elected at any time to fill a vacancy not filled by the directors (other than a vacancy created by removal of a director) by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

          Any other action that may be taken at a meeting of the stockholders, may be taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          (b) Unless the consents of all stockholders entitled to vote have been solicited in writing:

              (1) notice of any proposed stockholder approval of (i) a contract or other transaction with an interested director, (ii) indemnification of an agent of the corporation, (iii) a reorganization of the corporation, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

              (2) prompt notice shall be given of the taking of any other corporate action approved by stockholders without a meeting by less than unanimous written consent to those stockholders entitled to vote who have not consented in writing. Such notices shall be given in the manner provided in
Section 2.3 of these Bylaws.

          (c) Any stockholder giving a written consent, or the stockholder's proxyholders, or a transferee of the shares or a personal representative of the stockholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

Section 2.13  Inspectors of Election.

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

          (a) In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any stockholder or the holder of such stockholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more stockholders or holders of proxies, the majority of shares represented in person or by proxy shall determine whether one inspector or three inspectors are to be appointed.

          (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the result; and do such acts as may be proper to conduct the election or vote with fairness to all stockholders.

          (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.
            ----- -----



                                  ARTICLE III
                               Board of Directors

Section 3.1  Powers, Approval of Loans to Officers.

             (a) Subject to the provisions of the General Corporation Law and any limitations in the Certificate of Incorporation relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

          (b) The corporation may, upon approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any officer (whether or not a director) of the corporation or of its parent, or adopt an employee benefit plan authorizing such loans or guaranties provided that:

             (1) the Board of Directors determines that such a loan, guaranty, or plan may reasonably be expected to benefit the corporation;

             (2) the approval by the Board of Directors is by a vote sufficient without counting the vote of any interested director(s); and

             (3) the loan is otherwise made in compliance with Section 143 of the General Corporation Law.

Section 3.2  Number and Qualification of Directors.

          The authorized number of the directors shall not be less than four (4) nor more than seven (7), except that for so long as the corporation has only one stockholder, the number of directors may be one (1). The exact number may be fixed from time to time within such limit by a duly adopted resolution of the Board of Directors or stockholders. Directors need not be stockholders.

Section 3.3  Election and Term of Office.

          The directors shall be elected at each annual meeting of stockholders, but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration' of the term for which elected and until a successor has been elected and qualified.

Section 3.4  Vacancies.

          A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of directors is increased, if the incorporator or incorporators have failed to appoint the authorized number of directors in any resolution for appointment of directors upon the initial organization of the corporation, or if the stockholders fail, at any annual or special meeting of stockholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

          Vacancies in the Board of Directors, except for a vacancy created by the removal of a director, may be filled by a majority of the directors present at a meeting at which a quorum is present, or if the number of directors then in office is less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice in compliance with these Bylaws, or (c) by a sole remaining director. Each director so elected shall hold office until his or her successor is elected at an annual or a special meeting of the stockholders. A vacancy in the Board of Directors created by the removal of a director may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of all of the holders of the outstanding shares.

          The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal shall require the unanimous written consent of all shares entitled to vote for the election of directors.

          Any director may resign effective upon giving written notice to the Chairman of the Board (if there be such an officer appointed), the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

          No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

Section 3.5  Time and Place of Meetings.

          The Board of Directors shall hold a regular meeting immediately after the meeting of stockholders at which it is elected and at the place where such meeting is held, or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with. Other regular meetings of the Board of Directors shall be held without notice at such times and places as are fixed by the Board of Directors. Special meetings of the Board of Directors may be held at any time whenever called by the Chairman of the Board (if there be such an officer appointed), the President, any Vice-President, the Secretary or any two directors.

          Except as hereinabove provided in this Section 3.5, all meetings of the Board of Directors may be held at any place within or without the State of Delaware that has been designated by resolution of the Board of Directors as the place for the holding of regular meetings, or by written consent of all directors. In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal executive office of the corporation.

Section 3.6  Notice of Special Meetings.

          Notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, telegraph or mail, charges prepaid, addressed to the director at the director's address as it is shown upon the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone or telegraph, as above provided, it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such director.

          Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meetings.

Section 3.7  Action at a Meeting: Quorum and Required Vote.

          Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the Certificate of Incorporation, or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.8  Action Without a Meeting.

          Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

Section 3.9  Adjourned Meeting and Notice.

          A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 3.10  Fees and Compensation.

          Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.11  Appointment of Executive and Other Committees.

          The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to:

               (a) The approval of any action for which the General Corporation Law also requires stockholders' approval or approval of the outstanding shares.

               (b) The filling of vacancies on the Board of Directors or in any committee.

               (c) The fixing of compensation of the directors for serving on the Board of Directors or on any committee.

               (d) The amendment or repeal of these Bylaws or the adoption of new Bylaws.

               (e) The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable.

               (f) A distribution to the stockholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the Board of Directors.

               (g) The appointment of other committees of the Board of Directors or the members thereof.

The provisions of Sections 3.5 through 3.9 of these Bylaws apply also to committees of the Board of Directors and action by such committees, mutatis
                                                                    -------
mutandis (with the necessary changes having been made in the language thereof).
--------

                                  ARTICLE IV
                                   Officers

Section 4.1  Officers.

          The officers of the corporation shall consist of the President, the Secretary and the Treasurer, and each of them shall be appointed by the Board of Directors. The corporation may also have a Chairman of the Board, one or more Vice-Presidents, a Controller, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed by the Board of Directors, or with authorization from the Board of Directors by the President. The order of the seniority of the Vice-Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. Any two or more of such offices may be held

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

by the same person. The Board of Directors shall designate one officer as the chief financial officer of the corporation. In the absence of such designation, the Treasurer shall be the chief financial officer. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

          All officers of the corporation shall hold office from the date appointed to the date of the next succeeding regular meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors is elected, and until their successors are elected; provided that all officers, as well as any other employee or agent of the corporation, may be removed at any time at the pleasure of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, and upon the removal, resignation, death or incapacity of any officer, the Board of Directors or the President, in cases where he or she has been vested by the Board of Directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

          Any officer may resign at any time by giving written notice to the Board of Directors, the President, or the Secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the Board of Directors.

Section 4.2  The Chairman of the Board.

          The Chairman of the Board (if there be such an officer appointed) shall, when present, preside at all meetings of the Board of Directors and shall perform all the duties commonly incident to that office. The Chairman of the Board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of the President is required), and shall perform such other duties as the Board of Directors may from time to time determine.

Section 4.3  The President.

          Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall be the chief executive officer of the corporation and shall perform all the duties commonly incident to that office. The President shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. The President shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board or if there is none, at all meetings of the Board of Directors, and shall perform such other duties as the Board of Directors may from time to time determine.

Section 4.4  Vice-Presidents.

          The Vice-Presidents (if there be such officers appointed), in the order of their seniority (unless otherwise established by the Board of Directors), may assume and perform the duties of the President in the absence or disability of the President or whenever the offices of the Chairman of the Board and President are vacant. The Vice-Presidents shall have such titles, perform such other duties, and have such other powers as the Board of Directors, the President or these Bylaws may designate from time to time.

Section 4.5  The Secretary.

          The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings of directors and committees thereof and of stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

          The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board of Directors and committees thereof required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

          The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

Section 4.6  The Treasurer.

          The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.

          The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the Treasurer's transactions as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

          The President may direct any Assistant Treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

Section 4.7  The Controller.

          The Controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time. The President may direct any Assistant Controller to assume and perform the duties of the Controller, in the absence or disability of the Controller, and each Assistant Controller shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board (if there be such an officer appointed) or the President may designate from time to time.

                                   ARTICLE V
               Execution of Corporate Instruments, Ratification,
                 and Voting of Stocks Owned by the Corporation

Section 5.1  Execution of Corporate Instruments.

          In its discretion, the Board of Directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

          All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize to do so.

          The Board of Directors shall designate an officer who personally, or through his representative, shall vote shares of other corporations standing in the name of this corporation. The authority to vote shares shall include the authority to execute a proxy in the name of the corporation for purposes of voting the shares.

Section S.2  Ratification by Stockholders.

          In its discretion, the Board of Directors may submit any contract or act for approval or ratification of the stockholders at any annual meeting of stockholders, or at any special meeting of stockholders called for that purpose; and any contract or act that shall be approved or ratified by the holders of a majority of the voting power of the corporation shall be as valid and binding upon the corporation and upon the stockholders thereof as though approved or ratified by each and every stockholder of the corporation, unless a greater vote is required by law for such purpose.

Section 5.3  Voting of Stocks Owned by the Corporation.

          All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the President or any Vice President.

                                  ARTICLE VI
                                Shares of Stock

          Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board (if there be such officers appointed) or the President or a Vice-President and by the chief financial officer or any Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

          Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the Board of Directors or these Bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment.

          No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirement imposed by the corporation.

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

                                  ARTICLE VII
                        Inspection of Corporate Records

Section 7.1  General Records.

          The accounting books and records and the minutes of proceedings of the stockholders, the Board of Directors and committees thereof of the corporation and any subsidiary of the corporation shall be open to inspection upon the written demand on the corporation of any stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a stockholder or as the holder of such voting trust certificate. Such inspection by a stockholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. Minutes of proceedings of the stockholders, Board, and committees thereof shall be kept in written form. Other books and records shall be kept either in written form or in any other form capable of being converted into written form.

          A stockholder or stockholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of stockholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation or to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such list, a list of the stockholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the stockholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

          Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

Section 7.2  Inspection of Bylaws.

          The corporation shall keep at its principal executive office in Delaware, or if its principal executive office is not in Delaware, then at its principal business office in Delaware (or shall otherwise provide upon written request of any stockholder if it has no such office in Delaware) the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

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

                                 ARTICLE VIII
         Indemnification of Officers, Directors, Employees and Agents

Section 8.1  Right to Indemnification.

          The Corporation may, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgements, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For the purposes of this Section 8.1 , a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

          The corporation may have the power, to the maximum extent and in the manner permitted by the General Corporations Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgements, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For the purposes of this Section 8.1, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

Section 8.2  Authority to Advance Expenses.

          Expenses incurred in defending any actions or proceeding for which indemnification is required pursuant to Section 8.1 hereof or for which indemnification is permitted pursuant to Section 8.1 hereof following authorizations thereof by the Board of Directors may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimate be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VIII.

Section 8.3  Right of Claimant to Bring Suit.

          If a claim under Section 8.1 or 8.2 of these Bylaws is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 8.4  Provisions Nonexclusive.

          The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 8.5  Authority to Insure.

          The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such liability under the provisions of the General Corporation Law of Delaware.

Section 8.6  Survival of Rights.

          The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 8.7  Settlement of Claims.

          The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 8.8  Effect of Amendment.

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

          Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 8.9  Subrogation.

          In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 8.10  No Duplication of Payments.

          The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                  ARTICLE IX
                                  Amendments

Section 9.1  Power of Stockholders.

          New bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the Certificate of Incorporation.

Section 9.2  Power of Directors.

          Subject to the right of stockholders as provided in Section 9.1 of this Article IX to adopt, amend or repeal these Bylaws, these Bylaws (other than a bylaw or amendment thereof providing for the approval by the Board, acting alone, of a loan or guarantee to any officer or an employee benefit plan providing for the same) may be adopted, amended or repealed by the Board of Directors; provided, however, that the Board of Directors may adopt a bylaw or amendment thereof changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the Certificate of Incorporation or in Section 3.2 of these Bylaws.

                                   ARTICLE X
                                  Definitions

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

          Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Corporation Law of Delaware as amended from time to time shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

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

                            CERTFICATE OF SECRETARY


          The undersigned, Secretary of LogicVision, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of the corporation with all amendments to date of this Certificate.

          WITNESS the signature of the undersigned this 27th day of July, 2000.

                                          ____________________________________
                                               Vinod K. Agarwal, Secretary

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